UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

Amended and Restated Distribution Reinvestment Plan

On July 14, 2022, the board of directors (the “Board”) of FS Credit Opportunities Corp. (the “Company”), including the independent directors, approved the termination of the Company’s existing distribution reinvestment plan, adopted on December 21, 2020, effective as of the listing of the Company’s shares of common stock (the “Shares”) on the New York Stock Exchange (the “Listing”). On July 14, 2022, the Board adopted an amended and restated distribution reinvestment plan (the “A&R DRP”), which will also become effective upon the Listing. Upon the Listing, the A&R DRP will be suspended for 181 days following the Listing. The Listing is expected to occur in the end of the third quarter or the beginning of the fourth quarter of 2022, subject to market conditions and final Board approval. There can be no assurance that the Company will be able to complete the Listing within the expected timeframe or at all. A copy of the A&R DRP is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosures.

Elimination of Fractional Shares

In connection with the Listing, the Board has decided to eliminate any outstanding fractional shares of its common stock (the “Fractional Shares”), as permitted by the Maryland General Corporation Law. The Company will eliminate all outstanding Fractional Shares by rounding up the number of Fractional Shares held by each of the Company’s stockholders to the nearest whole number of shares as of a date prior to the Listing.

Implementation and Limited Waiver of the Application of Share Transfer Restrictions

On June 22, 2022, at the Company’s 2022 annual meeting (the “2022 Annual Meeting”), the stockholders approved a proposal for the Company to implement share transfer restrictions on the Shares for a period of 180 days upon consummation of the Listing (such restrictions, the “Share Transfer Restrictions”). On July 14, 2022, the Board also approved the Company’s implementation of the Share Transfer Restrictions upon consummation of the Listing and, in connection therewith, approved the waiver of the application of the Share Transfer Restrictions as to holders of the Shares with an account balance that is $15,000 or less.

The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2022 Annual Meeting. On April 28, 2022, the Company filed a definitive proxy statement with the SEC in connection with any such solicitation of proxies from stockholders. Stockholders are strongly encouraged to read the proxy statement as it contains important information. On June 22, 2022, the Company held the 2022 Annual Meeting where stockholders approved proposals for the election of each member of the board of directors and the implementation of a phased approach to the listing. The meeting was adjourned with respect to the investment advisory agreement amendment proposal to permit additional time to solicit stockholder votes for the proposal. The reconvened meeting will be held on August 16, 2022, at 2:30 pm, Eastern Time at 201 Rouse Boulevard, Philadelphia, PA 19112. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement and any other materials filed with the SEC in connection with the 2022 Annual Meeting. Stockholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Company’s website at https://fsinvestments.com/investments/all-investments/fsco/.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

Exhibit 99.1	FS Credit Opportunities Corp. Amended and Restated Distribution Reinvestment Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: July 14, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary